EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Sunovia Energy Technologies, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)           The annual report on Form 10-K for the period ended July 31, 2009 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)           Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2009

/s/ Carl Smith
Carl Smith, Chief Executive Officer
(Principal Executive Officer)

/s/ Matthew Veal
Matthew Veal, Chief Financial Officer, Controller and Secretary
 (Principal Financial and Accounting Officer)